EXHIBIT 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly report on Form 10-K of China Green, Inc. for the period ending June 30, 2009, I, Tai Chi Yip, Chief Executive Officer, and Chief Financial Officer of China Green, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such quarterly report of Form 10-K for the period ending August 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such annual report of Form 10-K for the quarter ending August 31, 2008, fairly represents in all material respects, the financial condition and results of operations of Artistry Publications, Inc.

CHINA GREEN, INC.

Date: October 13, 2009	By:	/s/ Tai Chi Yip
Tai Chi Yip Chief Executive Officer Chief Financial Officer